                                                                       10-K 2000
                                                                      Exhibit 23

                      Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-35606; 33-47592; 33-86424; 33-40227; 333-62545;
333-81713; 333-81717; 333-36366; 333-33364) of Schlumberger Limited of our
report dated January 24, 2001, except as to "Subsequent Event-Business Acquisition" Note which is as of February 16, 2001, relating to the financial statements which appear in this Form 10-K.



          /s/

PricewaterhouseCoopers LLP
New York, New York
March 8, 2001



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